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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): September 25, 1998


           CWMBS, INC., (as depositor under the Pooling and Servicing
            Agreement, dated as of September 1, 1998, providing for the issuance of the CWMBS, INC., Residential
   Asset Securities Trust 1998-A12, Mortgage Pass-Through Certificates, Series
                                    1998-L).



                                   CWMBS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

       Delaware                       333-53861                95-4596514
---------------------------          -----------             --------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)           Identification No.)



   4500 Park Granada
  Calabasas, California                                           91302
 ------------------------                                        --------
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
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


Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1998-L (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the three years in the period ended December 31, 1997, included in the Annual Report on Form 10-K of MBIA Inc. and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 1998, and for the six-month periods ended June 30, 1998 and June 30, 1997, included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended June 30, 1998 are hereby incorporated by reference in (i) this Current Report on Form 8-K;
(ii) the prospectus; and (iii) the prospectus supplement for CWMBS, Inc., Residential Asset Securitization Trust 1998-A12 Mortgage Pass-Through Certificates, Series 1998-L, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of Pricewaterhouse PricewaterhouseCoopers LLP to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of Coopers is attached hereto as Exhibit 23.1


----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 14, 1998 and the prospectus supplement dated September 25, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-L.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC


                                   By:   /s/Celia Coulter
                                         ----------------------
                                         Name: Celia Coulter
                                         Title:  Vice President


Dated:  September 25, 1998

Exhibit Index
-------------

Exhibit                                                               Page
-------                                                               ----

23.1              Consent of PricewaterhouseCoopers LLP

                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in the Prospectus Supplement of CWMBS, Inc. relating to Residential Asset Securitization Trust 1998-A12, of our report dated February 3, 1998, on our aduits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".


                                                 /s/ PricewaterhouseCoopers LLP

New York, New York
September 25, 1998

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599





                                                            September 25, 1998


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      CWMBS, Inc.
                           Residential Asset Securitization Trust 1998-A12 Mortgage Pass-Through Certificates, Series 1998-L
                           -------------------------------------------------

Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K in connection with the above-referenced transaction.


                                       Very truly yours,

                                       /s/ Bruce S. Kaiserman
                                       ----------------------

                                       Bruce S. Kaiserman


Enclosure